Exhibit 10.6

ASSIGNMENT AND ASSUMPTION OF RIGHTS UNDER
Real ES tate purchase and sale agreement

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (“Assignor”), hereby assigns, transfers and sets over to ST CLOUD STATION LLC (“Assignee”), all of Assignor’s right, title, and interest as Purchaser in and to that certain Real Estate Purchase and Sale Agreement dated November 22, 2016, as same may have been or may be amended, including any addendum thereto (“Agreement”) with KRG St. Cloud 13th, LLC (“Seller”), as Seller, with respect to the land and improvements thereon known as Publix at St. Cloud located in St. Cloud, Florida, more particularly described in the Agreement, including, but not limited to, its right, title and interest in and to the Deposit (as defined in the Agreement).

Dated: ______________, 20___	THE PHILLIPS EDISON GROUP LLC,
an Ohio limited liability company
	By:	PHILLIPS EDISON LIMITED
PARTNERSHIP, a Delaware limited
partnership, its Managing Member
	By:	PHILLIPS EDISON & COMPANY, INC.,
a Maryland corporation, its General Partner

	By:	/s/ Robert F. Myers
Robert F. Myers, Vice President

The undersigned, Assignee, hereby accepts the foregoing assignment and hereby assumes and agrees to perform all of Assignor’s obligations under the Agreement and hereby releases, indemnifies and holds Assignor harmless from any loss, cost, liability or expense which may be suffered by Assignor in connection with such Agreement, except for any such loss, cost, liability or expense resulting from the acts of Assignor in connection with the Agreement taken prior to the date of this Assignment without the applicable authorization or consent of the undersigned.

Dated: ______________, 20___	ST CLOUD STATION LLC,
A Delaware limited liability company

	By:	Phillips Edison Grocery Center Operating
Partnership III, L.P., a Delaware limited
partnership, its sole member
	By:	Phillips Edison Grocery Center OP GP III
LLC, a Delaware limited liability company,
its General Partner

	By:	/s/ Joe Schlosser
Joe Schlosser, Vice President